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                                                                  Exhibit 99.d.2

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
GCC                         [GRAPHIC]

                GLADSTONE CAPITAL CORPORATION                  -----------------------
                                                                  CUSIP 376535 10 0
    INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND       -----------------------
                                                                   SEE REVERSE SIDE
                                                               FOR CERTAIN DEFINITIONS


THIS IS TO CERTIFY that








is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF
                              GLADSTONE CAPITAL CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
  IN WITNESS WHEREOF; the said Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated


/s/ Illegible                       [SEAL]                           /s/ David Galdstone
Treasurer                                                            Chairman and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
                    THE BANK OF NEW YORK
                        (NEW YORK)                       TRANSFER AGENT
BY                                                       AND REGISTRAR.

                                                         AUTHORIZED SIGNATURE

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    The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Registrar and Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common               UNIF GIFT MIN ACT-________Custodian_________
TEN ENT - as tenants by the entireties                          (Cust)           (Minor)
JT TEN  - as joint tenants with right                        under Uniform Gifts to Minors
          of survivorship and not as tenants                 Act______________________
          in common                                                     (State)

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         Additional abbreviations may also be used though not in the above list.

   For Value Received,____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________

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

                                                     x____________________________
                                                           (owner sign here)

                                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                                             CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                                             OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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SIGNATURE(S) GUARANTEED:

_______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-18.




Signature guaranteed by:__________________________________________________

                        __________________________________________________
                                            Firm

                        __________________________________________________
                                 City                    State